UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 19, 2026

(Date of earliest event reported)

EVA LIVE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-43076	88-2864075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

8488 Rozita Lee Ave Building 3

Las Vegas, NV 89113

(Address of principal executive offices, including zip code)

(310) 229-5981

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.0001	GOAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 23, 2026, on September 17, 2026, Eva Live Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”). Pursuant to the Purchase Agreement, upon the terms and subject to the conditions set forth therein, the Company has the right, but not the obligation, to direct the Investor to purchase, from time to time, up to 5,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and such shares, the “Put Shares”), having an aggregate purchase price of up to $10,000,000. In connection with the Purchase Agreement, the Company issued to the Investor a Common Stock Purchase Warrant, dated September 17, 2026 (the “Warrant”), to purchase 275,000 shares of Common Stock (the “Warrant Shares”). The Warrant is exercisable for five years at any time after September 17, 2026 at an exercise price of $0.01 per share.

The issuance of the Put Shares and the Warrant Shares was registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-294416), which was filed with the Securities and Exchange Commission (the “Commission”) on March 18, 2026, and declared effective on March 24, 2026 (the “Shelf Registration Statement”), and a prospectus supplement to the base prospectus forming a part of such registration statement, which was filed by the Company with the Commission on October 19, 2026 (the “Prospectus Supplement”).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description

5.1	Opinion of Sichenzia Ross Ference Carmel LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVA LIVE INC.

October 19, 2026	By:	/s/ David Boulette
Date		David Boulette President and CEO